Exhibit 99.1

TNS, INC.

FINANCIAL STATEMENTS AND INDEPENDENT AUDITOR’S REPORT
For the years ended December 31, 2011 and 2010

Independent Auditor’s Report

To the Members of TNS, Inc.
Des Plaines, Illinois

We have audited the accompanying balance sheets of TNS, Inc. as of December 31, 2011 and December 31, 2010 and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Institution's internal control over financial reporting. Accordingly, we express no such opinion An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TNS, Inc. as of December 31, 2010 and December 31, 2011, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Sherb & Co., LLP
Sherb & Co., LLP Certified Public Accountants New York, New York November 14, 2012

TNS, INC.
BALANCE SHEETS

	December 31,
ASSETS	2011	2010
Current Assets:
Cash	$2,020	$-
Accounts receivable, net of allowance for bad debt	701,610	731,501
Total current assets	703,630	731,501
Property and equipment, net of accumulated depreciation	21,517	29,740
Total assets	$725,147	$761,241

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$366,824	$251,727
Accrued compensation	27,155	26,994
Total current liabilities	393,979	278,721

Stockholders' equity
Common stock, no par value, 5,000 shares authorized, 1,000 issued and outstanding	1,000	1,000
Retained earnings	330,168	481,520
Total stockholders’ equity	331,168	482,520

Total liabilities and stockholders’ equity	$725,147	$761,241

See notes to financial statements.

TNS, INC.
STATEMENTS OF OPERATIONS

	For the Years Ended
	December 31,
	2011	2010

Revenues	$4,097,049	$4,622,641
Cost of revenues	2,493,261	2,695,600
Gross Profit	1,603,788	1,927,041

Operating expenses:
Salaries and wages	1,187,654	1,238,285
General and administrative	135,286	128,154
	1,322,940	1,366,439

Net income	$280,848	$560,602

See notes to financial statements.

TNS, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
From January 1, 2010 to December 31, 2011

				Total
	Common Stock		Retained	Stockholders'
	Shares	Amount	Earnings	Equity

Balance, January 1, 2010	1,000	$1,000	$408,634	$409,634

Distributions to stockholders	-	-	(487,716)	(487,716)
Net income	-	-	560,602	560,602
Balance, December 31, 2010	1,000	1,000	481,520	482,520

Distributions to stockholders	-	-	(432,200)	(432,200)
Net income	-	-	280,848	280,848
Balance, December 31, 2011	1,000	$1,000	$330,168	$331,168

See notes to financial statements.

TNS, INC.
STATEMENTS OF CASH FLOWS

	For the Years ended
	December 31,
	2011	2010
Cash flows from operating activities:
Net income	$280,848	$560,602
Adjustments to reconcile net loss from operations to net cash provided by operating activities:
Depreciation	8,222	8,499
Changes in operating assets and liabilities:
Accounts receivable	29,890	90,425
Accrued compensation	161	(30,283)
Accounts payable and accrued expenses	127,071	(110,960)
Net cash provided by operating activities	446,192	518,283

Cash flows from investing activities
Purchase of property and equipment	-	(31,033)

Cash flows from financing activities:
Distributions to stockholders	(432,200)	(487,716)
Overdraft liability	(11,972)	466
Net cash used in financing activities	(444,172)	(487,250)

Net increase in cash	2,020	-

Cash, beginning of year	-	-

Cash, end of year	$2,020	$-

Supplemental disclosures of cash flow information:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

See notes to financial statements.

TNS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION AND DESCRIPTION OF BUSINESS

TNS, Inc., (or the "Company") was incorporated in July 2002 in Illinois. The Company is an (S) Corporation.  The Company provides design, installation, and repair services of structured data and voice cabling systems to small and mid-size commercial and governmental entities. The Company provides the services throughout the continental United States, primarily in the greater Chicago area.
NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reported period. Actual results will differ from those estimates. Included in these estimates are estimates of the useful lives of the Company’s property and equipment and the collectability of its accounts receivable.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less, when purchased, to be cash equivalents.

Accounts Receivable

The Company’s accounts receivable are due primarily from customers located in the United States. Collateral is generally not required. The accounts receivable may be secured by mechanic’s lien. The Company did not have to ascertain its rights under mechanic’s liens during the years ended December 31, 2011 and 2010. The Company also maintains allowances for doubtful accounts for estimated losses resulting from the inability of the Company’s customers to make payments. The Company periodically reviews these estimated allowances, including an analysis of the customer’s payment history and credit worthiness, the age of the receivable balances, and current economic conditions that may affect a customer’s ability to make payments. Based on the review, the Company specifically reserves for those accounts deemed uncollectible. When receivables are determined to be uncollectible, principal amounts of such receivables outstanding are deducted from the allowance. Management believes that an allowance for doubtful accounts is not necessary at December 31, 2011 and 2010, respectively.

Concentration of Credit Risks

The Company is subject to concentrations of credit risk primarily from cash and cash equivalents and accounts receivable.

The Company’s cash and cash equivalents accounts are held at financial institutions and are insured by the Federal Deposit Insurance Corporation, or the FDIC, up to $250,000. To reduce its risk associated with the failure of such financial institutions, the Company periodically evaluates the credit quality of the financial institutions in which it holds deposits.

The Company's accounts receivable are due from small and mid-size United States commercial and governmental entities. One of the Company’s customers accounted for 47% of its accounts receivables at December 31, 2011. Two of the Company’s customers collectively accounted for 58% of its accounts receivable at December 31, 2010.

Revenue Recognition

The Company recognizes revenue on arrangements in accordance with ASC Topic 605-10-S99, Revenue Recognition-Overall-SEC Materials. Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectability of the resulting receivable is reasonably assured.

The Company’s revenues are generated from contracted services to design, installation, and repair services of structured data and voice cabling systems to small and mid-size commercial and governmental entities. Prior to commencement of services and depending on the length of the services to be provided, the Company secures the client’s acceptance of a written proposal. Generally, the services are provided over a period ranging between 2 days to 14 days. If the Company anticipates that the services span over a month, the Company usually requires a down payment from the customer, which help pay for the cabling and accessories and it will provide a monthly progress billing, based on services rendered, or upon completion of the contracted services.
The Company does not provide refunds to its customers.

The Company does not provide separately-priced extended warranties on its products and services.

Warranty Costs

The Company provides product warranties for specific material and labor. At each measurement date, the Company determines the accrual for estimated future warranty costs in the period in which the associated revenue is recognized based on historical experience, expectation of future conditions, and the extent of backup concurrent supplier warranties in place.

The Company warrants that its products will be free from certain defects in material and workmanship at the time of delivery and typically for a period of one to three years, depending upon the specific product or services or the customer proposal. The Company obtains back-up concurrent warranties for major components parts from its suppliers.

Management believes that a reserve for warranty is not necessary at December 31, 2011 and 2010.

Product Concentration

The Company generates its revenues from the design, installation, and repair services of structured data and voice cabling systems.

Geographic Concentration

The Company provides the services throughout the continental United States, primarily in the greater Chicago area.

Fair Value of Financial Instruments

The Company accounts, for assets and liabilities measured at fair value on a recurring basis, in accordance with ASC Topic 820, Fair Value Measurements and Disclosures, or ASC 820. ASC 820 establishes a common definition for fair value to be applied to existing generally accepted accounting principles that require the use of fair value measurements, establishes a framework for measuring fair value, and expands disclosure about such fair value measurements.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities.
Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data.
Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

Additional Disclosures Regarding Fair Value Measurements

The carrying value of accounts receivable, accounts payable and accrued expenses, and overdraft liability approximate their fair value due to the short maturity of these items.

Customer Concentration

One of the Company’s customers accounted for 54% of its revenues during 2011. Two of the Company’s customers collectively accounted for 59% and 11%, respectively, of its revenues during 2010.

Advertising

The Company expenses advertising costs as incurred. The Company did not incur advertising expenses during 2011 and 2010.

Income Taxes

The Company, with the consent of its stockholders, has elected at inception to have its income taxed under section 1362m of the Internal Revenue Code, which provides that, in lieu of corporation income taxes, the stockholders are taxed on the Company’s taxable income. Therefore, no provision or liability for federal and state income taxes is included in the accompanying financial statements. The Company’s election to be taxed under section 1362m of the Internal Revenue Code was automatically revoked upon the acquisition of all of the Company’s outstanding shares by Intercloud Systems, Inc., a (C) Corporation, on September 17, 2012.

Segment Reporting

The Company generates revenues from one source, design, installation, and repair services of structured data and voice cabling systems. The Company's chief operating decision-maker evaluates the performance of the Company based upon revenues and expenses by functional areas as disclosed in the Company's statements of operations.

Recent Accounting Pronouncements

Recent accounting pronouncements have been issued but deemed by management to be outside the scope of relevance to the Company.

Property and Equipment

Property and equipment are recorded at cost and are depreciated on a straight-line basis over their estimated useful lives. Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments are capitalized.

NOTE 3: PROPERTY AND EQUIPMENT

Property and Equipment

Property and equipment are recorded at cost and are depreciated on a straight-line basis over their estimated useful lives. Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments are capitalized.

The carrying values of property and equipment and accumulated depreciation and their estimated useful lives consist of the following at:

	December 31,		Estimated
	2011	2010	Useful Lives
Automotive Equipment	$72,313	$72,313	5 years
Computer Equipment	1,033	1,033	3 years
	73,346	73,346
Accumulated depreciation	(51,829)	(43,606)
Property and Equipment, net	$21,517	$29,740

	Years Ended December 31,
	2011	2010

Depreciation expense	$8,222	$8,499

NOTE 4: ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses as of December 31, 2011 and 2010, respectively, consist of trade payables.

NOTE 5: STOCKHOLDERS’ EQUITY

The Company paid dividends to its stockholders amounting to $432,200 and $487,716 during 2011 and 2010, respectively.

NOTE 6: SUBSEQUENT EVENTS

The Company has evaluated the impact of subsequent events in its accompanying financial statements and related disclosure through November 14, 2012, which is the date the financial statements were available to be issued.

On September 17, 2012, Intercloud Systems, Inc. (“Intercloud”) entered into a Stock Purchase Agreement (the “TNS Agreement”) and acquired all the outstanding capital stock of the Company. The TNS Agreement was made and entered into by and among Intercloud, the Company, and the Company’s shareholders.

Under the terms of the TNS Agreement, Intercloud acquired all of the outstanding capital stock of the Company in exchange for the following consideration paid or issued by Intercloud at the closing: (i) cash of $700,000, (ii) 4,150 shares of Intercloud’s Series F Preferred Stock and (iii) 40,000 shares of Interclouds’ common stock.

The terms of the Series F Preferred Stock are as follows:

●
On a liquidation or deemed liquidation of Intercloud, the Series F Preferred is entitled, after payment to any shares of capital stock with liquidation rights senior to the Series F Preferred, to receive a payment of $1,000 per share (the “Series F Preference Amount”), prior to any payment to common stock or other securities ranking junior to the Series F Preferred and on a pari passu basis with any capital stock that is pari passu with the Series F Preferred as to liquidation preference. The Series F Preferred is entitled to cumulative dividends at a rate of 12% of the Series F Preference Amount per annum, accruing quarterly in arrears beginning June 30, 2012.

●
The shares of Series F Preferred may be redeemed at any time by Intercloud by giving notice to the holders. In addition, the holders thereof may demand that an aggregate of 3,000 shares of Series F Preferred be redeemed beginning on November 27, 2012, which the redemption to occur within 20 days after a request. The holders, may also request that an additional 575 shares of Series F Preferred be redeemed beginning on September 17, 2013 and an additional 575 shares of Series F Preferred be redeemed beginning on September 17, 2014. All shares of Series F are redeemable at a price per share equal to the Series F Preference Amount.

●
Except with respect to (i) the creation of classes of stock with senior liquidation rights or the Series F Preferred, (ii) amendments to the terms of the Series F Preferred or restrictions imposed on the Series F Preferred or (iii) as otherwise required by law, the Series F Preferred does not have voting rights. Shares of Series F Preferred are convertible into shares of common stock following the effectiveness of a registration statement by Intercloud on Form S-1 with respect to its common stock. Each share of Series F Preferred would be convertible into a number of shares of common stock equal to the quotient obtained by dividing the Series F Preference Amount by the trading price of the common stock at the time of conversion.

The Company’s shareholders have the right to cash-settle the shares of common stock of Intercloud issued at the closing for $0.10 per share, beginning 18 months after the closing and continuing for 60 days thereafter.

In the event that the adjusted Earnings before income tax, depreciation, and amortization (‘EBITDA”) of the Company for the 12 month period ending September 30, 2013 is greater or less than $1,250,000, Intercloud agreed to issue, or cancel, as appropriate, shares of Series F Preferred Stock based on an agreed-upon formula.

In addition, Intercloud agreed that, if its completes an underwritten public offering on Form S-1, it will issue to the Company’s shareholders an aggregate number of shares of its common stock equal to (i) $200,000 divided by (ii) the offering price per share of its common stock in this underwritten public offering.

Finally, as additional consideration, Intercloud agreed to pay the Company’s shareholders an amount equal to 20% of the Company’s adjusted EBITDA in excess of $1,275,000 for each of the three 12-month periods immediately following the closing date.

TNS, INC.

UNAUDITED FINANCIAL STATEMENTS

For the six-month periods ended June 30, 2012 and 2011

TNS, INC.
BALANCE SHEET
(Unaudited)

June 30,
ASSETS	2012

Current Assets:
Cash	$15,285
Accounts receivable, net of allowance for bad debt	603,853
Total current assets	619,138

Property and equipment, net of accumulated depreciation	18,345
Total assets	$637,483

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$159,483
Accrued compensation	17,933
Total current liabilities	177,416

Stockholders' equity
Common stock, no par value, 5,000 shares authorized, 1,000 issued and outstanding	1,000
Retained earnings	459,067
Total stockholders’ equity	460,067

Total liabilities and stockholders’ equity	$637,483

See notes to unaudited financial statements.

TNS, INC.
STATEMENTS OF OPERATIONS
(Unaudited)

	For the Six Month Period Ended
	June 30,
	2012	2011

Revenues	$1,440,313	$2,028,117
Cost of revenues	754,065	$1,013,350
Gross Profit	686,248	1,014,767

Operating expenses:
Salaries and wages	342,700	600,367
General and administrative	59,149	111,210
	401,849	711,577
Net income	$284,399	$303,190

See notes to unaudited financial statements.

TNS, INC.
STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six Month Period Ended
	June 30,
	2012	2011
Cash flows from operating activities:
Net income	$284,399	$303,190
Adjustments to reconcile net income from operations to net cash provided by operating activities:
Depreciation	3,172	4,281
Changes in operating assets and liabilities:
Accounts receivable	97,758	27,488
Accrued compensation	(9,222)	31,328
Accounts payable and accrued expenses	(207,342)	(69,699)
Net cash provided by operating activities	168,765	296,588

Cash flows from financing activities:
Distributions to stockholders	(155,500)	(180,200)
Proceeds from advance from stockholder		-
Repayment of advance from stockholder		-
Overdraft liability	-	(11,972)
Net cash used in financing activities	(155,500)	(192,172)

Net increase in cash	13,265	104,416
Cash, beginning of period	2,020	-

Cash, end of period	$15,285	$104,416

Supplemental disclosures of cash flow information:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

See notes to unaudited financial statements.

TNS, INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION AND DESCRIPTION OF BUSINESS

TNS, Inc., or the Company was incorporated in July 2002 in Illinois. The Company was an (S) Corporation through September 17, 2012, which is the date of acquisition of all its outstanding shares by Intercloud Systems, Inc., a (C) Corporation. After September 17, 2012, The Company is a (C) Corporation.

The Company provides design, installation, and repair services of structured data and voice cabling systems to small and mid-size commercial and governmental entities. The Company provides the services throughout the continental United States, primarily in the greater Chicago area.

On September 17, 2012, Intercloud Systems, Inc. (“Intercloud”) entered into a Stock Purchase Agreement (the “TNS Agreement”) to acquire all the outstanding capital stock of the Company. The TNS Agreement was made and entered into by and among Intercloud, the Company, and the Company’s shareholders.

Under the terms of the TNS Agreement, Intercloud acquired all of the outstanding capital stock of the Company in exchange for the following consideration paid or issued by Intercloud at the closing: (i) cash of $700,000, (ii) 4,150 shares of Intercloud Series F Preferred Stock and (iii) 5,000,000 shares of Intercloud common stock.

The terms of the Series F Preferred Stock are as follows:

●
On a liquidation or deemed liquidation of Intercloud, the Series F Preferred is entitled, after payment to any shares of capital stock with liquidation rights senior to the Series F Preferred, to receive a payment of $1,000 per share (the “Series F Preference Amount”), prior to any payment to common stock or other securities ranking junior to the Series F Preferred and on a pari passu basis with any capital stock that is pari passu with the Series F Preferred as to liquidation preference. The Series F Preferred is entitled to cumulative dividends at a rate of 12% of the Series F Preference Amount per annum, accruing quarterly in arrears beginning June 30, 2012.

●
The shares of Series F Preferred may be redeemed at any time by Intercloud by giving notice to the holders. In addition, the holders thereof may demand that an aggregate of 3,000 shares of Series F Preferred be redeemed beginning on November 27, 2012, which the redemption to occur within 20 days after a request. The holders, may also request that an additional 575 shares of Series F Preferred be redeemed beginning on September 17, 2013 and an additional 575 shares of Series F Preferred be redeemed beginning on September 17, 2014. All shares of Series F are redeemable at a price per share equal to the Series F Preference Amount.

●
Except with respect to (i) the creation of classes of stock with senior liquidation rights or the Series F Preferred, (ii) amendments to the terms of the Series F Preferred or restrictions imposed on the Series F Preferred or (iii) as otherwise required by law, the Series F Preferred does not have voting rights. Shares of Series F Preferred are convertible into shares of common stock following the effectiveness of a registration statement by Intercloud on Form S-1 with respect to its common stock. Each share of Series F Preferred would be convertible into a number of shares of common stock equal to the quotient obtained by dividing the Series F Preference Amount by the trading price of the common stock at the time of conversion.

The Company’s shareholders have the right to cash-settle the shares of common stock of Intercloud issued at the closing for $0.10 per share, beginning 18 months after the closing and continuing for 60 days thereafter.

In the event that the adjusted Earnings before income tax, depreciation, and amortization ("EBITDA”) of the Company for the 12 month period ending September 30, 2013 is greater or less than $1,250,000, Intercloud agreed to issue, or cancel, as appropriate, shares of Series F Preferred Stock based on an agreed-upon formula.

In addition, Intercloud agreed that, if its completes an underwritten public offering on Form S-1, it will issue to the Company’s shareholders an aggregate number of shares of its common stock equal to (i) $200,000 divided by (ii) the offering price per share of its common stock in this underwritten public offering.

Finally, as additional consideration, Intercloud agreed to pay the Company’s shareholders an amount equal to 20% of the Company’s adjusted EBITDA in excess of $1,275,000 for each of the three 12-month periods immediately following the closing date.

The unaudited financial statements have been prepared pursuant to the rules and regulations of the SEC. Certain information and footnote disclosures normally included in the annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America, have been omitted pursuant to those rules and regulations, but management believes that the disclosures are adequate to make the information presented not misleading. The financial statements and notes included herein should be read in conjunction with the annual financial statements and notes for the years ended December 31, 2011 and 2010 included in this accompanying report. In the opinion of management, all adjustments, consisting of normal, recurring adjustments and disclosures necessary for a fair presentation of these interim statements have been included. The results of operations for the six-month periods ended June 30, 2012 and 2011 are not necessarily indicative of the results expected for the year ending December 31, 2012, or that have been achieved for the year ended December 31, 2011, respectively.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reported period. Actual results will differ from those estimates. Included in these estimates are estimates of the useful lives of the Company’s property and equipment and the collectability of its accounts receivable.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less, when purchased, to be cash equivalents.

Accounts Receivable

The Company’s accounts receivable are due primarily from customers located in the United States. Collateral is generally not required. The accounts receivable may be secured by mechanic’s lien. The Company did not have to ascertain its rights under mechanic’s liens during the six-month period ended June 30, 2012 and 2011. The Company also maintains allowances for doubtful accounts for estimated losses resulting from the inability of the Company’s customers to make payments. The Company periodically reviews these estimated allowances, including an analysis of the customer’s payment history and credit worthiness, the age of the receivable balances, and current economic conditions that may affect a customer’s ability to make payments. Based on the review, the Company specifically reserves for those accounts deemed uncollectible. When receivables are determined to be uncollectible, principal amounts of such receivables outstanding are deducted from the allowance. Management believes that an allowance for doubtful accounts is not necessary at June 30, 2012.

Concentration of Credit Risks

The Company is subject to concentrations of credit risk primarily from cash and cash equivalents and accounts receivable.

The Company’s cash and cash equivalents accounts are held at financial institutions and are insured by the Federal Deposit Insurance Corporation, or the FDIC, up to $250,000. To reduce its risk associated with the failure of such financial institutions, the Company periodically evaluates the credit quality of the financial institutions in which it holds deposits.

The Company's accounts receivable are due from small and mid-size United States commercial and governmental entities. Four of the Company’s customers accounted for 68% of its accounts receivables at June 30, 2012.

Revenue Recognition

The Company recognizes revenue on arrangements in accordance with ASC Topic 605-10-S99, Revenue Recognition-Overall-SEC Materials. Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectability of the resulting receivable is reasonably assured.

The Company’s revenues are generated from contracted services to design, installation, and repair services of structured data and voice cabling systems to small and mid-size commercial and governmental entities. Prior to commencement of services and depending on the length of the services to be provided, the Company secures the client’s acceptance of a written proposal. Generally, the services are provided over a period ranging between 2 days to 14 days. If the Company anticipates that the services span over a month, the Company usually requires a down payment from the customer, which help pay for the cabling and accessories and it will provide a monthly progress billing, based on services rendered, or upon completion of the contracted services.

The Company does not provide refunds to its customers.

The Company does not provide separately-priced extended warranties on its products and services.

Warranty Costs

The Company provides product warranties for specific material and labor. At each measurement date, the Company determines the accrual for estimated future warranty costs in the period in which the associated revenue is recognized based on historical experience, expectation of future conditions, and the extent of backup concurrent supplier warranties in place.

The Company warrants that its products will be free from certain defects in material and workmanship at the time of delivery and typically for a period of one to three years, depending upon the specific product or services or the customer proposal. The Company obtains back-up concurrent warranties for major components parts from its suppliers.

Management believes that a reserve for warranty is not necessary at June 30, 2012.

Product Concentration

The Company generates its revenues from the design, installation, and repair services of structured data and voice cabling systems.

Geographic Concentration

The Company provides the services throughout the continental United States, primarily in the greater Chicago area.

Fair Value of Financial Instruments

The Company accounts, for assets and liabilities measured at fair value on a recurring basis, in accordance with ASC Topic 820, Fair Value Measurements and Disclosures, ("ASC 820"). ASC 820 establishes a common definition for fair value to be applied to existing generally accepted accounting principles that require the use of fair value measurements, establishes a framework for measuring fair value, and expands disclosure about such fair value measurements.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities.
Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data.
Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

Additional Disclosures Regarding Fair Value Measurements

The carrying value of accounts receivable, accounts payable and accrued expenses, and overdraft liability approximate their fair value due to the short maturity of these items.

Customer Concentration

Two of the Company’s customers accounted for 54% of its revenues during the six-month period ended June 30, 2012. One of the Company’s customers accounted for 69% of its revenues during the six-month period ended June 30, 2011

Advertising

The Company expenses advertising costs as incurred. The Company did not incur advertising expenses during the six-month periods ended June 30, 2012 and 2011

Income Taxes

The Company, with the consent of its stockholders, has elected at inception to have its income taxed under section 1362 m of the Internal Revenue Code, which provides that, in lieu of corporation income taxes, the stockholders are taxed on the Company’s taxable income. Therefore, no provision or liability for federal and state income taxes is included in the accompanying financial statements. The Company’s election to be taxed under section 1362 m of the Internal Revenue Code was automatically revoked upon the acquisition of all of the Company’s outstanding shares by Intercloud Systems, Inc., a (C) Corporation, on September 17, 2012.

Segment Reporting

The Company generates revenues from one source, design, installation, and repair services of structured data and voice cabling systems. The Company's chief operating decision-maker evaluates the performance of the Company based upon revenues and expenses by functional areas as disclosed in the Company's statements of operations.

Recent Accounting Pronouncements

Recent accounting pronouncements have been issued but deemed by management to be outside the scope of relevance to the Company.

Property and Equipment

Property and equipment are recorded at cost and are depreciated on a straight-line basis over their estimated useful lives. Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments are capitalized.

NOTE 3: PROPERTY AND EQUIPMENT

Property and Equipment

Property and equipment are recorded at cost and are depreciated on a straight-line basis over their estimated useful lives. Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments are capitalized.

The carrying values of property and equipment and accumulated depreciation and their estimated useful lives consist of the following at:

	June 30,	December 31,	Estimated
	2012	2011	Useful Lives
Automotive Equipment	$72,313	$72,313	5 years
Computer Equipment	1,033	1,033	3 years
	73,346	73,346
Accumulated depreciation	(55,001)	(51,829)
Property and Equipment, net	$18,345	$21,517

The Company recorded a depreciation expense associated with its property and equipment of $3,172 and $4,281 during the six-month period ended June 30, 2012 and 2011, respectively.

NOTE 4: ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses as of June 30, 2012 and December 31, 2011, respectively, consist of trade payables.

NOTE 5: RELATED PARTY TRANSACTIONS

NOTE 6: STOCKHOLDERS’ EQUITY

The Company paid dividends to its stockholders amounting to $155,500 and $180,200 during the six-month period ended June 30, 2012 and 2011, respectively.

NOTE 7: SUBSEQUENT EVENTS

The Company has evaluated the impact of subsequent events in its accompanying financial statements and related disclosure through November 14, 2012, which is the date the financial statements were available to be issued.

On September 17, 2012, Intercloud Systems, Inc. (“Intercloud”) entered into a Stock Purchase Agreement (the “TNS Agreement”) and acquired all the outstanding capital stock of the Company. The TNS Agreement was made and entered into by and among Intercloud, the Company, and the Company’s shareholders.

Under the terms of the TNS Agreement, Intercloud acquired all of the outstanding capital stock of the Company in exchange for the following consideration paid or issued by Intercloud at the closing: (i) cash of $700,000, (ii) 4,150 shares of Intercloud’s Series F Preferred Stock and (iii) 40,000 shares of Interclouds’ common stock.

The terms of the Series F Preferred Stock are as follows:

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On a liquidation or deemed liquidation of Intercloud, the Series F Preferred is entitled, after payment to any shares of capital stock with liquidation rights senior to the Series F Preferred, to receive a payment of $1,000 per share (the “Series F Preference Amount”), prior to any payment to common stock or other securities ranking junior to the Series F Preferred and on a pari passu basis with any capital stock that is pari passu with the Series F Preferred as to liquidation preference. The Series F Preferred is entitled to cumulative dividends at a rate of 12% of the Series F Preference Amount per annum, accruing quarterly in arrears beginning June 30, 2012.

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The shares of Series F Preferred may be redeemed at any time by Intercloud by giving notice to the holders. In addition, the holders thereof may demand that an aggregate of 3,000 shares of Series F Preferred be redeemed beginning on November 27, 2012, which the redemption to occur within 20 days after a request. The holders, may also request that an additional 575 shares of Series F Preferred be redeemed beginning on September 17, 2013 and an additional 575 shares of Series F Preferred be redeemed beginning on September 17, 2014. All shares of Series F are redeemable at a price per share equal to the Series F Preference Amount.

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Except with respect to (i) the creation of classes of stock with senior liquidation rights or the Series F Preferred, (ii) amendments to the terms of the Series F Preferred or restrictions imposed on the Series F Preferred or (iii) as otherwise required by law, the Series F Preferred does not have voting rights. Shares of Series F Preferred are convertible into shares of common stock following the effectiveness of a registration statement by Intercloud on Form S-1 with respect to its common stock. Each share of Series F Preferred would be convertible into a number of shares of common stock equal to the quotient obtained by dividing the Series F Preference Amount by the trading price of the common stock at the time of conversion.

The Company’s shareholders have the right to cash-settle the shares of common stock of Intercloud issued at the closing for $0.10 per share, beginning 18 months after the closing and continuing for 60 days thereafter.

In the event that the adjusted Earnings before income tax, depreciation, and amortization (‘EBITDA”) of the Company for the 12 month period ending September 30, 2013 is greater or less than $1,250,000, Intercloud agreed to issue, or cancel, as appropriate, shares of Series F Preferred Stock based on an agreed-upon formula.

In addition, Intercloud agreed that, if its completes an underwritten public offering on Form S-1, it will issue to the Company’s shareholders an aggregate number of shares of its common stock equal to (i) $200,000 divided by (ii) the offering price per share of its common stock in this underwritten public offering.

Finally, as additional consideration, Intercloud agreed to pay the Company’s shareholders an amount equal to 20% of the Company’s adjusted EBITDA in excess of $1,275,000 for each of the three 12-month periods immediately following the closing date.